DVI

SECURED PROMISSORY NOTE

Schedule No. 3006-001

$1,758,351.25

JAMISON, PENNSYLVANIA
April 25, 2001

FOR VALUE RECEIVED AND INTENDING TO BE LEGALLY BOUND, the undersigned **PREMIER P.E.T. IMAGING OF WICHITA, INC. ("Obligor")** hereby promises to pay to the order of **DVI FINANCIAL SERVICES INC. ("DVI")** the principal sum of One Million Seven Hundred and Fifty-eight and Three Hundred and Fifty-one Thousand Dollars and Twenty-five cents **($1,758,351.25)**, together with interest thereon upon and subject to the following terms:

1. **Note.** This Note is one of the **"Notes"** as defined in that certain Master Loan Agreement, Contract No. 3006 by and between Obligor and DVI (such Master Loan Agreement, as the same may be amended, increased, decreased, modified, replaced, supplemented, renewed or extended from time to time, being the **"Loan Agreement"**) and, as such, will be construed in accordance with all terms and conditions thereof, all of which are incorporated herein by reference. Capitalized terms not defined herein have the meanings as provided in the Loan Agreement. The holder of this Note is entitled to all the rights and remedies provided in the Loan Documents.

2. **Funding.** The proceeds of this Note will be advanced by DVI pursuant to Obligor's instructions set forth on **Rider C** attached hereto and made a part hereof.

3. **Commencement Date; Interim Interest.** This Note and the obligations evidenced hereby (except the obligations set forth on **Rider A**) will commence on the date hereof. The obligations of Obligor under **Rider A** will commence on the date all proceeds hereunder are fully funded (the **"Commencement Date"**). Any funds advanced by DVI hereunder prior to the Commencement Date will be subject to the terms and conditions of the appropriate **Rider D** attached hereto and made a part hereof. If the Commencement Date is other than the first or fifteenth day of a calendar month, (a) Obligor will pay to DVI (a) Interim Interest (as defined below) for each day commencing on the Commencement Date through, but not including, the Loan Payment Commencement Date (as defined below) and (b) the Loan Payments (as defined below) commencing on the first or fifteenth day of the calendar month next following the Commencement Date (the **"Loan Payment Commencement Date"**). Obligor authorizes DVI to change the applicable dates of the Loan Payments (as defined below) set forth on **Rider A** to conform with the terms of this Note, provided that a copy of the revised **Rider A** is delivered to Obligor. For purposes of this Note, **"Interim Interest"** means an amount equal to the quotient of (1) the product of (x) the Base Rate (as defined on **Rider A**), times (y) **$1,758,351.25**, divided by (2) 360.

4. **Principal and Interest Payments.** The principal and interest of this Note will be paid in accordance with the payment schedule attached hereto as **Rider A** and made a part hereof (the **"Loan Payments"**), unless the amounts and times of payment have been adjusted as provided in this Note or in the Loan Agreement. In any event, all principal and interest is due and payable in full on Maturity Date (as defined on **Rider A**).

5. **Increase in Index.** Obligor acknowledges and agrees that the Loan Payments set forth on **Rider A dated April 25, 2001** include interest calculated using the Thirty-one month Treasury note rate in effect on **March 20, 2001** (the **"Base Index"**). Obligor agrees that if the Base Index increases prior to the date this Note is fully funded by DVI, DVI is authorized to automatically, and without any notice to Obligor (except to the extent expressly provided herein), adjust the Loan Payments to reflect such increase. If DVI so adjusts the Loan Payments, DVI will replace **Rider A** with a new **Rider A** dated as of the date of replacement and provide Obligor with a copy thereof.

6. **Default Interest.** At DVI's option, interest will accrue on the unpaid principal balance hereof and all other sums due from Obligor hereunder and under the Loan Documents following the occurrence and during the continuance of an Event of Default until the date of payment in full of such principal and all other sums due hereunder or under the Loan Documents at a fixed rate of 18% per annum (the **"Default Rate"**). Interest at the Default Rate will be collectible as part of any judgment hereunder and secured by the Collateral. Obligor acknowledges and agrees that the increase in the interest rate after the occurrence and during the continuance of an Event of Default is intended to compensate DVI for the added risks of maintaining a defaulted loan and is not intended as a premium, penalty, liquidated damages or reimbursement for internal or out-of-pocket costs associated therewith.

7. **Post Judgment Interest.** Any judgment obtained hereunder or under the Loan Documents will accrue interest at the Default Rate until paid.

8. **Computation.** Default interest will be computed on the basis of a year of three hundred sixty (360) days comprised of twelve (12) 30-day months and paid for the actual number of days elapsed.

9. **Late Payments.** If Obligor fails to make any payment due hereunder, including, without limitation, any payment due on the Maturity

Date, when the same is due and payable and such failure continues for ten (10) calendar days, Obligor will pay on demand a one-time late fee equal to five cents ($.05) for each one dollar ($1.00) of each late payment. Obligor recognizes that the failure to make payments hereunder when due will result in, and such fee is intended to compensate DVI for (a) DVI incurring additional expenses, (b) loss to DVI of the use of the money due and (c) frustration to DVI in meeting its other commitments.

10. **Non-Cancellable.** The obligations of Obligor hereunder are non-cancellable and may not be prepaid.

11. **Place of Payment.** All amounts due hereunder or under any of the Loan Documents will be payable in good funds and US Dollars, free and clear of all claims, demands and set-offs of Obligor against DVI or any other Person for any reason whatsoever. All payments due to DVI hereunder will be payable at 2500 York Road, Jamison, Pennsylvania, 18929, or at such other place as DVI, from time to time, may designate in writing.

12. **Collateral.** In addition to any other Collateral pledged to secure Obligor's obligations under the Loan Documents, the obligations of Obligor hereunder are secured, *inter alia*, by a first priority lien on, and security interest in, all of Obligor's right, title and interest in and to the personal property described on **Rider B** attached hereto and made a part hereof (the **"Equipment"**) and Obligor hereby grants to DVI a first priority lien on, and security interest in, the Equipment. With respect to the lien and security interest granted hereunder, DVI will be entitled to all rights and remedies given to DVI by Obligor under any Security Documents including interest calculated at the Default Rate.

13. **Default; Remedies.** Upon the occurrence and during the continuance of an Event of Default, DVI, at its option and without further notice to Obligor, may declare immediately due and payable the remaining Loan Documents including interest calculated at the Default Rate. Payment of such sums may be enforced and recovered in whole, or in part, at any time and from time to time, by one or more of the remedies provided to DVI in this Note, in the Loan Documents or as otherwise provided at law, in equity or otherwise, all of which remedies are cumulative and concurrent. The obligations of Obligor under this Note and the other Loan Documents are full recourse obligations of Obligor and are not limited to the Collateral.

14. **Waivers. Except to the extent specifically required in the Loan Documents, Obligor and all endorsers hereby, jointly and severally, waive demand, notice of protest, notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note.**

15. **Unenforceability.** If any provision of this Note is held invalid or unenforceable, the remainder of this Note will be unaffected thereby.

16. **Section Headings.** The Section headings herein are included for convenience only and may not be deemed to be a part of this Note.

17. **Governing Law.** ALL ACTS AND TRANSACTIONS HEREUNDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO ARE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT RESORT TO PRINCIPLES OF CONFLICTS OF LAWS.

18. **Binding Effect; Assignment.** This Note is binding upon and inures to the benefit of the Obligor and DVI and their respective successors and assigns, except that the Obligor will not have the right to assign or delegate its rights or obligations hereunder. DVI may at any time assign or grant participation in all or any portion of this Note and the amounts payable hereunder.

19. **Time of the Essence.** Time is of the essence in Obligor's performance of its obligations hereunder.

20. **Amendment.** This Note may be amended only by an instrument in writing that explicitly states that it amends this Note and is signed by the party against whom enforcement of the amendment is sought.

21. **Riders.** Any Riders identified in this Note are incorporated herein by reference and made a part hereof.

22. **Acceptance by DVI.** This Note will become effective as of the date first above written only upon written acceptance by DVI.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

SIGNATURE PAGE - SECURED PROMISSORY NOTE

IN WITNESS WHEREOF, Obligor, intending to be legally bound hereby, has executed this Note by its duly authorized representative effective as of the date first above written.

PREMIER P.E.T. IMAGING OF WICHITA, INC.

By: [signature] M.D.
Name: Stephen Schulman
Title: President & CEO

This Note is accepted by DVI effective **April 25, 2001.**

DVI FINANCIAL SERVICES INC.

By: [signature]
Name: MARK J. GALLAGHER
Title: DIRECTOR OF CREDIT

THIS CONTRACT (AND EQUIPMENT SCHEDULE AND MASTER LEASE THE TERMS OF WHICH IT INCORPORATES) HAS BEEN ASSIGNED TO, IS SUBJECT TO THE SECURITY INTEREST OF AND IS HELD IN TRUST FOR THE BENEFIT OF FLEET BANK N.A., AS AGENT, PURSUANT TO THE TERMS AND CONDITIONS OF A SECURITY AGREEMENT DATED JUNE 14, 1991 AND RELATED DOCUMENTS, AS AMENDED FROM TIME TO TIME.

SECURED PARTY'S ORIGINAL

RIDER A TO SECURED PROMISSORY NOTE
(PAYMENT STREAM)

Schedule No. 3006-001

$1,758,351.25

JAMISON, PENNSYLVANIA
April 25, 2001

PREMIER P.E.T. IMAGING OF WICHITA, INC. ("Obligor") agrees to pay the principal and interest due under that certain **$1,758,351.25** Secured Promissory Note dated **April 25, 2001** given by Obligor to DVI Financial Services Inc. as follows:

Payment No.(s)	Date(s) Due	Amount of Each Payment (includes principal and interest)
1-6	Commencing on October 25, 2001, and continuing on the same day of each month thereafter through and including March 25, 2002.	$15,532.12
7-66	Commencing on April 25, 2002, and continuing on the same day of each month thereafter through and including March 25, 2007.	$37,881.00

The foregoing payment stream includes principal of **$1,758,351.25** and interest accrued and payable during the term of the foregoing Secured Promissory Note of **$632,558.93**.

The **"Maturity Date"** for this Rider is **March 25, 2007**.

THIS CONTRACT (AND EQUIPMENT SCHEDULE AND MASTER LEASE THE TERMS OF WHICH IT INCORPORATES) HAS BEEN ASSIGNED TO, IS SUBJECT TO THE SECURITY INTEREST OF AND IS HELD IN TRUST FOR THE BENEFIT OF FLEET BANK N.A., AS AGENT, PURSUANT TO THE TERMS AND CONDITIONS OF A SECURITY AGREEMENT DATED JUNE 14, 1991 AND RELATED DOCUMENTS, AS AMENDED FROM TIME TO TIME.

SECURED PARTY'S ORIGINAL

Form 3 S:\SHARED\DOCUMENT\DS WEIKEL\Premier PET Imaging of Wichita\Rider A to note (pmt stream) (form 3).doc 09/25/200110:34 AM
Revised 3/6/01

DVI

RIDER B TO SECURED PROMISSORY NOTE (EQUIPMENT DESCRIPTION)

Schedule No. 3006-001

Serial No.	Manufacturer	Year/Model	Description	Software Level
______________	ECAT System	HR+		
		051-013	Blodex/Ludium 14C Survey Meter and 44-Pancake Probe	
		078-502	Personal Digital Dosimeters	
		085-300	Atomlab 300 P.E.T Dose Calibrator	
		086-301	Interlocking Lead Shielding Ring	
		LTIW-100	Wiper Test Counter	
		083-138	Gesium Calibration Source	
		007-973	Pro-Tec P.E.T Syringe Shield (3cc)	
		007-975	Pro-Tec P.E.T. Syringe Shield	
		007-960	Pro-Tec P.E.T. Syringe Shield (10cc)	
		042-413	P.E.T. Grade Table Top L-Block Shield	
		042-417	Interlocking Lead Brick Side & Back Panels	
		042-402	Steel Table for L-Block Shield & Enclosure	
		GG-403618	Rolling Radiation Shield	
		005-100	Radiacwash	
		005-400	Radiacwash Spray Mist	
		35718	Mobile IV Stand	
		11220	Foot Stool	
		214-220	Injection Chair	
		23-021402	Bayer Glucometer Elite XL Blood Glucose Monitoring	
		23-025711	Test Strips	
		RV137-250	Cs137 Calibration Source	
		RV57-5	Co57 Calibration Source	
		01-5203	1.0 uCi Cs-137 Check Source for Survey Meter	
		4062-166	Lead lined check source holder	
		033-300	Absorbent Paper Roll	
		066-535	Straight Forceps	
		0087-300	Recapper	
			Leasehold Improvements	

All of the foregoing equipment, together with all parts and accessories therefore, all attachments, accessories and additions incorporated therein, attached thereto or used in connection therewith, all replacements and substitutions therefore and all income, proceeds and products thereof being collectively referred to in the attached **$1,734,072.16** Secured Promissory Note dated **April 25, 2001** as the **"Equipment"**.

THIS CONTRACT (AND EQUIPMENT SCHEDULE AND MASTER LEASE THE TERMS OF WHICH IT INCORPORATES) HAS BEEN ASSIGNED TO, IS SUBJECT TO THE SECURITY INTEREST OF AND IS HELD IN TRUST FOR THE BENEFIT OF FLEET BANK N.A., AS AGENT, PURSUANT TO THE TERMS AND CONDITIONS OF A SECURITY AGREEMENT DATED JUNE 14, 1991 AND RELATED DOCUMENTS, AS AMENDED FROM TIME TO TIME.

SECURED PARTY'S ORIGINAL

DVI

RIDER C TO SECURED PROMISSORY NOTE
(Funding Authorization)

Schedule No. 3006-001

FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED AND AFFIRMED, and intending to be legally bound, **PREMIER PET IMAGING OF WICHITA, INC. ("Obligor")** hereby authorizes **DVI FINANCIAL SERVICES INC. ("DVI")** to advance the proceeds of that certain **$1,758,351.25** Secured Promissory Note dated **April 25, 2001** in accordance with the following instructions:

(1) $1,508,632.50 to Siemens Medical for ECAT System. Payment should be made by wire transfer, pursuant to the instructions attached hereto.

(2) $26,792.03 to The Gollman Group, Inc. for Miscellaneous ECAT equipment. Payment should be made by wire transfer, pursuant to the instructions, attached hereto or by check mailed to 5947 Forest Glen Drive, Dallas, TX 75230.

(3) $208,500.00 to Farha Construction, Inc. for Leasehold Improvements. Payment should be made by either wire transfer, pursuant to the instructions attached hereto or by check mailed to 3707 W. 30th St., South, Wichita, KS 67217.

(4) $14,426.72 to Obligor to be used to pay the final balances to The Gollman Group, Inc and Farha Construction, Inc.

IN WITNESS WHEREOF, Obligor has executed this Rider by its duly authorized representative effective as of **April 25, 2001.**

PREMIER PET IMAGING OF WICHITA, INC.

By: [signature] M.D.
Name: Stephen Schulman
Title: President & CEO

THIS CONTRACT (AND EQUIPMENT SCHEDULE AND MASTER LEASE THE TERMS OF WHICH IT INCORPORATES) HAS BEEN ASSIGNED TO, IS SUBJECT TO THE SECURITY INTEREST OF AND IS HELD IN TRUST FOR THE BENEFIT OF FLEET BANK N.A., AS AGENT, PURSUANT TO THE TERMS AND CONDITIONS OF A SECURITY AGREEMENT DATED JUNE 14, 1991 AND RELATED DOCUMENTS, AS AMENDED FROM TIME TO TIME.

SECURED PARTY'S ORIGINAL

DVI

RIDER D TO SECURED PROMISSORY NOTE
(Progress Payments)

Schedule No. 3006-001

THIS RIDER D TO SECURED PROMISSORY NOTE (Progress Payments) ("**Rider**") is entered into effective as of **April 25, 2001**, by and between **DVI FINANCIAL SERVICES INC.** ("**DVI**") and **PREMIER P.E.T. IMAGING OF WICHITA, INC.** ("**Obligor**").

BACKGROUND

A. Obligor has requested that DVI advance certain proceeds of that certain Secured Promissory Note, Schedule No. **3006-001** (the "**Note**") prior to the Commencement Date of Rider A attached thereto to facilitate the delivery, installation and acceptance of certain equipment manufactured and/or distributed by various vendors (each a "**Vendor**") and more particularly described on **Exhibit "A"** attached hereto (collectively, as the same may be amended from time to time, the "**Equipment**").

B. DVI is willing to advance such sums upon and subject to the terms and conditions contained in this Rider.

C. Capitalized terms not defined herein have the meanings as provided in the Note.

NOW, THEREFORE, in consideration of the mutual covenants and agrees set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, and intending to be legally bound hereby, the parties agree as follows:

1. **Purchase Order**. Obligor represents and warrants to DVI that the Purchase Orders, or equivalent, attached or to be attached hereto as **Exhibit "B"**, are true and complete copies of the agreements between Obligor and each Vendor with respect to the purchase of the Equipment by Obligor from such Vendor (collectively, the "**Purchase Order**").

2. **Advances**. Obligor hereby authorizes DVI to, and DVI will, advance to Vendor, on behalf of Obligor, **$220,000.00** of the proceeds of the Note in the amounts and at the times specified in the applicable Purchase Order (collectively, the "**Progress Payments**").

Notwithstanding the foregoing, no Progress Payments will be advanced (a) after **September 19, 2001**, (b) in an amount which, when added to the sum of (i) all Progress Payments advanced to date, plus (ii) all taxes and delivery and installation expenses paid or payable by DVI with respect to the Equipment, whether or not to Vendor, would exceed **$220,000.00** or (c) if an Event of Default has occurred and is continuing.

3. **Interest**. To induce DVI to advance the Progress Payments to Vendor, Obligor agrees to pay DVI interest, monthly in arrears as billed by DVI, computed at a per annum rate of **2.00 %** in excess of the prime rate of Fleet Bank, N.A., or its successor (such rate to change automatically and without notice upon any change in such prime rate) on the amounts advanced by DVI hereunder for the actual number of days such advances are outstanding. All accrued and unpaid interest hereunder will become due and payable on earlier of: (a) the date on which all Progress Payments to be advanced hereunder have been fully funded or (b) an Event of Default has occurred and is continuing. If Obligor fails to pay any interest within five (5) days of when due, DVI, at its option, may increase the interest rate payable hereunder to the Default Rate.

4. **Progress Payments**. On the date all Progress Payments to be advanced hereunder have been fully funded, Rider A to the Note will commence and all Progress Payments (not including accrued and unpaid interest due hereunder) will be deemed to constitute advances under the Note repayable in accordance with such Rider A.

5. **Repayment of Progress Payments**. Obligor will immediately pay to DVI all Progress Payments and accrued and unpaid interest hereunder (a) if the obligations of Obligor under Rider A to the Note do not commence by **September 19, 2001** or (b) upon demand by DVI, if an Event of Default has occurred and is continuing.

6. **No Warranty**. DVI SHALL NOT, BY VIRTUE OF EXECUTING THIS RIDER OR OTHERWISE, BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE DESIGN, FITNESS, CONDITION, MERCHANTABILITY OR DESCRIPTION OF, AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN THE EQUIPMENT, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN THE EQUIPMENT, OR AS TO THE FITNESS OF THE EQUIPMENT FOR ANY PARTICULAR TRADE OR BUSINESS, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER; it being agreed and understood by all parties that all such risks as between DVI and Obligor, are to be borne by Obligor.

7. **Purchase Order**. The terms, provisions, covenants and conditions of the Purchase Order will be and continue to remain in full force and effect and Obligor will not agree or become party to any assignment (other than to DVI or to any assignee of DVI), amendment, alteration, modification, cancellation or rescission of such Purchase Order, without the prior written consent of DVI, which may be unreasonably withheld. This Rider will in no way alter DVI's rights in, or impose any obligations on DVI with respect to, the Purchase Order, or alter or otherwise affect DVI's rights under the Loan Documents. Obligor's obligations hereunder shall be in addition to all of Obligor's obligations under the Loan Documents. Obligor agrees that all Progress Payments advanced by DVI to Vendor are in all events an obligation of Obligor. Obligor may not assign its liabilities hereunder without the prior written consent of DVI, which consent will not be unreasonably withheld. DVI may assign any of its

rights and remedies hereunder, and in the event of any such assignment by Obligor, Obligor's assignee will have and be vested with all of DVI's rights and remedies hereunder.

8. **Governing Law.** ALL ACTS AND TRANSACTIONS HEREUNDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO ARE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, WITHOUT RESORT TO PRINCIPLES OF CONFLICTS OF LAWS.

9. **No Third Party Beneficiaries or Agency.** The rights and benefits of this Rider and the Loan Documents do not inure to the benefit of any third party. Nothing contained herein is intended to permit or authorize Obligor to make any contract on behalf of DVI, nor will this Rider be construed as creating a partnership, agency, joint venture or making DVI an investor in Obligor.

10. **Acceptance by DVI.** This Rider will become effective as of the date first above written only upon written acceptance by DVI, as evidenced by the signature of an authorized officer of DVI on the signature page of this Rider.

IN WITNESS WHEREOF, the parties have executed this Rider by their duly authorized representatives effective as of the date first above written.

PREMIER P.E.T. IMAGING OF WICHITA, INC.

By: [signature]
Name: Stephen A. Schulman
Title: President & CEO

DVI FINANCIAL SERVICES INC.

By: [signature]
Name: MARK J. GALLAGHER
Title: DIRECTOR OF CREDIT

THIS CONTRACT (AND EQUIPMENT SCHEDULE AND MASTER LEASE THE TERMS OF WHICH IT INCORPORATES) HAS BEEN ASSIGNED TO, IS SUBJECT TO THE SECURITY INTEREST OF AND IS HELD IN TRUST FOR THE BENEFIT OF FLEET BANK N.A., AS AGENT, PURSUANT TO THE TERMS AND CONDITIONS OF A SECURITY AGREEMENT DATED JUNE 14, 1991 AND RELATED DOCUMENTS, AS AMENDED FROM TIME TO TIME.

SECURED PARTY'S ORIGINAL

EQUIPMENT

Leasehold Improvements which include the following: Shell, General Requirements, Equipment, Site work and demolition, Site concrete, Asphalt paving/patch, Chiller fencing, Building concrete, Structural steel, Carpentry, Roofing, Sheetmetal flashings, Window & storefront, Exterior walls and EIFS, Site plumbing and utilities, HVAC, Site electrical, Interior finish, Cabinets and casework, Doors and frames, Hardware, Interior walls/Ceilings

EXHIBIT "A"

To

RIDER D TO SECURED PROMISSORY NOTE
(Progress Payments)

PURCHASE ORDER

(See Attached)

EXHIBIT "B"

To

RIDER D TO SECURED PROMISSORY NOTE
(Progress Payments)

DVI

RIDER D TO SECURED PROMISSORY NOTE
(Progress Payments)

Schedule No. 3006-001

THIS RIDER D TO SECURED PROMISSORY NOTE (Progress Payments) ("Rider") is entered into effective as of **April 25, 2001**, by and between **DVI FINANCIAL SERVICES INC. ("DVI")** and **PREMIER P.E.T. IMAGING OF WICHITA, INC. ("Obligor")**.

BACKGROUND

A. Obligor has requested that DVI advance certain proceeds of that certain Secured Promissory Note, Schedule No. **3006-001** (the "**Note**") prior to the Commencement Date of Rider A attached thereto to facilitate the delivery, installation and acceptance of certain equipment manufactured and/or distributed by Siemens **Medical ("Vendor")** and more particularly described on **Exhibit "A"** attached hereto (the "**Equipment**").

B. DVI is willing to advance such sums upon and subject to the terms and conditions contained in this Rider.

C. Capitalized terms not defined herein have the meanings as provided in the Note.

NOW, THEREFORE, in consideration of the mutual covenants and agrees set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, and intending to be legally bound hereby, the parties agree as follows:

1. **Purchase Order**. Obligor represents and warrants to DVI that the Purchase Order, or equivalent, attached hereto as **Exhibit "B"**, is a true and complete copy of the agreement between Obligor and Vendor with respect to the purchase of the Equipment by Obligor from Vendor (the "**Purchase Order**").

2. **Advances**. Obligor hereby authorizes DVI to, and DVI will, advance to Vendor, on behalf of Obligor, **$1,400,000** of the proceeds of the Note in the amounts and at the times specified below (the "**Progress Payments**"):

DATE OF PAYMENT	AMOUNT
Upon Order (10%)	$140,000.00
Upon Delivery and Acceptance (90%)	$1,260,000.00

Notwithstanding the foregoing, no Progress Payments will be advanced (a) after **June 19, 2001**, (b) in an amount which, when added to the sum of (i) all Progress Payments advanced to date, plus (ii) all taxes and delivery and installation expenses paid or payable by DVI with respect to the Equipment, whether or not to Vendor, would exceed **$1,400,000.00** or (c) if an Event of Default has occurred and is continuing.

3. **Interest**. To induce DVI to advance the Progress Payments to Vendor, Obligor agrees to pay DVI interest, monthly in arrears as billed by DVI, computed at a per annum rate of **2.00 %** in excess of the prime rate of Fleet Bank, N.A., or its successor (such rate to change automatically and without notice upon any change in such prime rate) on the amounts advanced by DVI hereunder for the actual number of days such advances are outstanding. All accrued and unpaid interest hereunder will become due and payable on earlier of: (a) the date on which all Progress Payments to be advanced hereunder have been fully funded or (b) an Event of Default has occurred and is continuing. If Obligor fails to pay any interest within five (5) days of when due, DVI, at its option, may increase the interest rate payable hereunder to the Default Rate.

4. **Progress Payments**. On the date all Progress Payments to be advanced hereunder have been fully funded, Rider A to the Note will commence and all Progress Payments (not including accrued and unpaid interest due hereunder) will be deemed to constitute advances under the Note repayable in accordance with such Rider A.

5. **Repayment of Progress Payments.** Obligor will immediately pay to DVI all Progress Payments and accrued and unpaid interest hereunder (a) if the obligations of Obligor under Rider A to the Note do not commence by **June 19, 2001** or (b) upon demand by DVI, if an Event of Default has occurred and is continuing.

6. **No Warranty**. DVI SHALL NOT, BY VIRTUE OF EXECUTING THIS RIDER OR OTHERWISE, BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE DESIGN, FITNESS, CONDITION, MERCHANTABILITY OR DESCRIPTION OF, AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN THE EQUIPMENT, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN THE EQUIPMENT, OR AS TO THE FITNESS OF THE EQUIPMENT FOR ANY PARTICULAR TRADE OR BUSINESS, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER; it being agreed and understood by all parties that all such risks as between DVI and Obligor, are to be borne by Obligor.

7. **Purchase Order.** The terms, provisions, covenants and conditions of the Purchase Order will be and continue to remain in full force and effect and Obligor will not agree or become party to any assignment (other than to DVI or to any assignee of DVI), amendment, alteration, modification, cancellation or rescission of such Purchase Order, without the prior written consent of DVI, which may be unreasonably withheld. This Rider will in no way alter DVI's rights in, or impose any obligations on DVI with respect to, the Purchase Order, or alter or otherwise affect DVI's rights under the Loan Documents. Obligor's obligations hereunder shall be in addition to all of Obligor's obligations under the Loan Documents. Obligor agrees that all Progress Payments advanced by DVI to Vendor are in all events an obligation of Obligor. Obligor may not assign its liabilities hereunder without the prior written consent of DVI, which consent will not be unreasonably withheld. DVI may assign any of its rights and remedies hereunder, and in the event of any such assignment by Obligor, Obligor's assignee will have and be vested with all of DVI's rights and remedies hereunder.

8. **Governing Law.** ALL ACTS AND TRANSACTIONS HEREUNDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO ARE GOVERNED, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT RESORT TO PRINCIPLES OF CONFLICTS OF LAWS.

9. **No Third Party Beneficiaries or Agency.** The rights and benefits of this Rider and the Loan Documents do not inure to the benefit of any third party. Nothing contained herein is intended to permit or authorize Obligor to make any contract on behalf of DVI, nor will this Rider be construed as creating a partnership, agency, joint venture or making DVI an investor in Obligor.

10. **Acceptance by DVI.** This Rider will become effective as of the date first above written only upon written acceptance by DVI, as evidenced by the signature of an authorized officer of DVI on the signature page of this Rider.

IN WITNESS WHEREOF, the parties have executed this Rider by their duly authorized representatives effective as of the date first above written.

PREMIER P.E.T. IMAGING OF WICHITA, INC.

By: *[signature]*
Name: Cathy Bergman
Title: Vice President

DVI FINANCIAL SERVICES INC.

By: *[signature]*
Name: MARK J. GALLAGHER
Title: DIRECTOR OF CREDIT

THIS CONTRACT (AND EQUIPMENT SCHEDULE AND MASTER LEASE THE TERMS OF WHICH IT INCORPORATES) HAS BEEN ASSIGNED TO, IS SUBJECT TO THE SECURITY INTEREST OF AND IS HELD IN TRUST FOR THE BENEFIT OF FLEET BANK N.A., AS AGENT, PURSUANT TO THE TERMS AND CONDITIONS OF A SECURITY AGREEMENT DATED JUNE 14, 1991 AND RELATED DOCUMENTS, AS AMENDED FROM TIME TO TIME.

SECURED PARTY'S ORIGINAL

EQUIPMENT

One (1) Siemens Medical ECT10 ECAT System as more fully described on quotation no. 10053377 dated 8/3/00.

EXHIBIT "A"

To

RIDER D TO SECURED PROMISSORY NOTE
(Progress Payments)

PURCHASE ORDER

(See Attached)

EXHIBIT "B"

To

RIDER D TO SECURED PROMISSORY NOTE
(Progress Payments)

PET EQUIPMENT

SIEMENS MEDICAL SYSTEMS, INC.
186 WOOD AVENUE SOUTH - ISELIN, NJ 08830-0401
(732) 321-4800 FAX (732) 494-2250

PREMIER PET IMAGING INTERNATIONAL
SUITE 6
1800 NW 2ND AVENUE
BOCA RATON FL 33431

QUOTE REFERENCE	
Number : 10053277	Date : 08/03/2000

SIEMENS' REPRESENTATIVE	PAGE
Garry Daniel	1 of 11

LOCAL OFFICE - Med Lab Supply
Siemens Medical Systems, Inc.
923 N.W. 27th Avenue
Miami, FL
33125
Phone: 305-642-5144 Fax: 305-541-0832

INQUIRIES REGARDING THIS QUOTATION SHOULD REFER TO QUOTE NUMBER AND BE DIRECTED TO THE LOCAL SALES OFFICE

Siemens Medical Systems, Inc., is pleased to submit the following quotation for the products and services described herein at the stated prices and terms, subject to your acceptance of the terms and conditions on the face and back hereof, and on any attachment hereto.

ECAT EXACT HR+ SYSTEM
TOTAL BASE PRICE: $2,767,102.
CONTRACT TOTAL: $1,400,000.

Product installation costs, as well as freight & transport insurance costs are included in the contract total.
FOB: FACTORY

In the event of a conflict between the FOB terms set forth on the front of this quotation and any preprinted terms and conditions contained in this or any other related document, the specific FOB terms on the front of the quotation will control.

TERMS OF PAYMENT:

10% Down, 80% Delivery, 10% Installation

WARRANTY: See specific product line attachment definitions.

SIEMENS MEDICAL SYSTEMS, INC.

SUBMITTED BY : ______________________ (signature)
NAME : Garry Daniel
TITLE : SIEMENS' REPRESENTATIVE
DATE : 08/03/2000

DELIVERY SUBJECT TO AVAILABILITY : 10/03/2000
FOB - DESTINATION
FREIGHT CHARGES AND TAXES, IF ANY, ARE PAYABLE UPON RECEIPT OF INVOICE.
THIS QUOTATION IS IN US DOLLARS AND IS VALID FOR 30 DAYS.

CUSTOMER'S ACCEPTANCE

BY : ______________________ (signature)
NAME : ______________________
TITLE : ______________________
DATE : ______________________

Siemens Medical Systems, Inc.
PREMIER PET IMAGING INTERNATIONAL
SUITE 6
4800 NW 2ND AVENUE
BOCA RATON FL 33431

QUOTE REFERENCE	
Number : 10053377	Date : 08/03/2000

ITEM	QTY	CATALOG NO.	PRODUCT DESCRIPTION	PRICE

This SPECIAL PRICING is contingent on an initial order of three (3) PET Systems and exclusive future PET purchases from Siemens/CTI. This SPECIAL PRICING must remain confidential and cannot be disclosed to competitors or other existing customers or potential customers.

An option is provided to purchase a Remote Image Fusion Workstation. Both the Deltaviewer and DICOMLink must be purchased to perform image fusion. The Remote Image Fusion Workstation can be located either with the PET System or remotely. Image Fusion can be performed by importing DICOM-based CT or MR images to the Image Fusion Workstation which are then fused with the ECAT PET images imported form the ECAT PET System.

Siemens Medical Systems, Inc.
PREMIER PET IMAGING INTERNATIONAL
SUITE 8
4800 NW 2ND AVENUE
BOCA RATON FL 33431

QUOTE REFERENCE	
Number : 10053377	Date : 08/03/2000

ITEM	QTY	CATALOG NO.	PRODUCT DESCRIPTION	PRICE
000100	1	ECT10	ECAT SYSTEMS	
	1	3548083	ECAT EXACT HR+	

The ECAT EXACT HR+ is a whole-body positron emission tomography system providing 3D volume measurements of metabolic and physiologic processes.

The multi-detector ring system provides 3D acquisition and reconstruction in the static and dynamic modes and consists of 63 image planes with a 15.5 cm field of view.

- High spatial slice resolution in transaxial and axial dimensions
- Three-dimensional display of organs with a large axial view
- Excellent volume sensitivity
- Fast acquisition and reconstruction of 64 x 64 and 128 x 128 matrices
- High-resolution, flicker free, color display monitor
- Unique block detector technology provides excellent temporal and energy resolution response
- Simultaneous data acquisition and image reconstruction for high patient throughput
- Retractable rotating rod source holders for quick and accurate attenuation correction. (Ge-68 is available in safe, solid form from recommended vendors). Water-cooled gantry for quiet operation.
- Menu driven, window-oriented operating software.

The system consists of:
Whole Body Ring Detector Gantry:
- 827 mm detector ring diameter.
- 56.2 cm gantry aperture
- 15.5 cm axial field of view
- Nine laser lines for precise, reproducible patient positioning
- Dual operator controls on gantry for positioning from either side of patient
- Count rate monitor at gantry control panels

Siemens Medical Systems, Inc.

PREMIER PET IMAGING INTERNATIONAL
SUITE 6
4800 NW 2ND AVENUE
BOCA RATON FL 33431

QUOTE REFERENCE	
Number : 10053377	Date : 08/03/2000

ITEM	QTY	CATALOG NO	PRODUCT DESCRIPTION	PRICE

- Three integrated retractable transmission rod source holders which extend/retract from a lead housing under computer control for enhanced patient throughput and reduced radiation exposure.

Patient Couch:
- Low attenuation foam core carbon fiber pallet
- 57 to 93 cm (22 to 36 inch) vertical motion range
- 195 cm (77 inch) horizontal scan range
- Low attenuation head holder
- Maximum patient weight of 159 kg (350 lbs.).

Data Acquisition/Processing and Storage Electronics:
- Image plane coincidence processor
- Real-time sorter (RTS) with 128 MB memory
- VME Bus acquisition controller
- 2 Quad i860 array processor
- 18.0 GB acquisition disk
- Ethernet interface to operator's console
- Sparc processor

Operator's Console for Image Display and Analysis:
- UltraSPARC 60 with dual 450 MHz CPUs
- 1.0 GB RAM
- 1 x 18.0 GB, 1 x 9.0 GB internal disk storage
- 2.6 GB erasable optical storage system for archiving image data
- CD ROM drive
- 600 dpi laser printer
- Ethernet connection to data acquisition/processing and storage electronics.
- 4mm DAT (digital audio tape) archive system, mounted in desktop storage unit.
- UNIX operating system and utilities
- TCP/IP and network file system communication software.
- Floppy drive
- ECAT Software version 7.2 features, including iterative reconstruction, segmented attenuation correction, and the whole body protocol.

ECAT Standard Software
Image Acquisition:

Siemens Medical Systems, Inc.
PREMIER PET IMAGING INTERNATIONAL
SUITE 6
4800 NW 2ND AVENUE
BOCA RATON FL 33431

QUOTE REFERENCE	
Number : 10053377	Date : 08/03/2000

ITEM	QTY	CATALOG NO.	PRODUCT DESCRIPTION	PRICE

- Transmission scan allows accurate measurement of tissue attenuation correction coefficients
- Static emission scan
- Dynamic emission scan
- Acquisition protocols
- Image reconstruction and processing
- Wide variety of reconstruction filters
- Image size and displacement parameters
- Calculated or measured attenuation correction.

Display Software:

- Window-oriented to allow simultaneous acquisition, reconstruction, data processing and image display
- Image zoom and magnification
- Multi-image static display
- Any oblique data re-orientation
- Cine mode display
- Multiple plane dynamic displays
- Region of interest and image profiles
- Image filtering, summing and arithmetic
- Regions of interest and image statistics
- Screen save/restore operations
- Image labeling with variable fonts and graphics
- Interactive color translation table operations
- Three-dimensional volume interactive data review (transverse, sagittal and coronal displays).

Utilities Software:

- Patient database
- Patient data archive
- Motion control
- System calibration
- System normalization
- Performance tests
- System diagnostics.

Educational Software:

- Multi-media educational package LPP (Let's Play PET) for use on separate Macintosh or ICON (not provided with system).

Systems Documentation (1 set):

- ECAT scanner software manual

Siemens Medical Systems, Inc.
PREMIER PET IMAGING INTERNATIONAL
SUITE 6
4800 NW 2ND AVENUE
BOCA RATON FL 33431

QUOTE REFERENCE
Number : 10063377 Date : 08/03/2000

ITEM	QTY	CATALOG NO.	PRODUCT DESCRIPTION	PRICE

* ECAT scanner hardware manual.

* Water-cooled, whole-body gantry
* 18,432 Bismuth germanate (BGO) crystals
* 15.5 cm axial field of view
* Simultaneous acquisition of up to 63 contiguous slices
* 31 interplane retractable septa for high axial resolution, high sensitivity, and 3-D acquisition and reconstruction.
* Full-body patient couch and head holder
* Data acquisition and electronics
* ECAT Software
* Operators workstations

1 1792188 GANTRY MOUNTING PLATE (EXACT/EXACT HR+)

1 3552705 ULTRASPARC REMOTE WORKSTATION

UltraSPARC console workstation for 7.2 systems.
Includes the following or better:
* UltraSPARC 60 450 MHz
* 1.0 GB RAM
* 1 x 18.0 GB, 1 x 9.0 GB disk
* 20" monitor
* CD drive
* Floppy drive
* ECAT software version 7.2
* IDL 5.0 runtime license

1 1243331 ERASABLE OPTICAL DISK

Additional 2.6 GB erasable optical disk drive for storing data and images at an UltraSPARC Remote Workstation. Remote Workstation option required for purchase of this option.

1 3553497 SUBLIMAL DYE & FILM IMAGER

Siemens Medical Systems, Inc.
PREMIER PET IMAGING INTERNATIONAL
SUITE 6
4800 NW 2ND AVENUE
BOCA RATON FL 33431

QUOTE REFERENCE	
Number : 10053377	Date : 08/03/2000

ITEM	QTY	CATALOG NO.	PRODUCT DESCRIPTION	PRICE

ECAT Codonics medical diagnostic imager configuration including dye diffusion/direct thermal dual mode color and greyscale output. Configuration comes equipped with dye diffusion ribbon, 8.5 x 11 paper (100 sheets) and tray and 8 x 10 clear base film (100 sheets) and tray. Also includes postscript and DICOM support. Hardware provided for network connection to ECAT network.

1 3553976 **UNINTERRUPTABLE POWER SUPPLY**

Uninterruptable Power Supply (UPS) option providing 10 minutes of back up power enabling proper shut down of system in the event of power loss. Specifications: 6.0 KVA, 120/240 Volts, 50/60 Hertz.

1 3553505 **REMOTE DIAGNOSTICS MODEM**

ISDN Modem for ECAT remote diagnostics, for use by the ECAT service engineer and ECAT Technical Support.

1 3549560 **ISOLATION TRANSFORMER (US)**

Transformer for isolating ECAT power from line power

1 3552945 **GANTRY AIR/WATER CHILLER (60HZ)**

Closed system air/water chiller. Requires onsite chilled water. Requires siting in well-ventilated utility room.

5 5220228 **PET APPLICATIONS TRAINING (PER DAY)**

Operator's training for ECAT Systems performed by applications specialist. Scheduling for training is available upon request. A quantity of 3 days is recommended for upgrades to 7.1 software. A quantity of 5 days is recommended for new scanner installations.

5 3553075 **US PHYSICIAN PRECEPTORSHIP (PET)**

1 3552523 **EXACT HR+ SOURCES KIT (1ST FILLING)**

Siemens Medical Systems, Inc.
PREMIER PET IMAGING INTERNATIONAL
SUITE 6
4800 NW 2ND AVENUE
BOCA RATON FL 33431

QUOTE REFERENCE	
Number : 10053377	Date : 08/03/2000

ITEM	QTY	CATALOG NO	PRODUCT DESCRIPTION	PRICE
			Calibration and transmission sources for the ECAT EXACT HR+. These sources are to be purchased with a new ECAT EXACT HR+scanner order. Sources consist of the following: • 1 Set of Rods • 1 CS-20-1 Uniform Phantom • 1 CS-20-3 Uniform Phantom • 1 LS-LA Set-up Source • 2 Phantom Shields	
001400	1		NU_PET_MISC_MATL DICOM	
			CONTRACT TOTAL	1,400,000.00

ACCEPTANCE ON FIRST PAGE INCLUDES ALL FOLLOWING PAGES AS SPECIFIED ABOVE

Siemens Medical Systems, Inc.

PREMIER PET IMAGING INTERNATIONAL
SUITE 6
4800 NW 2ND AVENUE
BOCA RATON FL 33431

QUOTE REFERENCE	
Number : 10053377	Date : 08/03/2000

ITEM	QTY	CATALOG NO	PRODUCT DESCRIPTION	PRICE
			OPTION PRICES NOT INCLUDED IN CONTRACT TOTAL	
001500	1	3554107	DELTAVIEWER DESKTOP WORKSTATION	17,500.00
			Remote viewing desktop workstation with ECAT 7.x file format read capability (ethernet cable not included). Includes volume registration display option, to allow manual volume registration of two volume data sets. Package includes Apple Power Macintosh G4 Series, MedView, MedImport, 56K Modem, 400 MHz CPU, 128 MB RAM, 20 GB Hard disk, 10/100 Base-T Ethernet, 3 PCI expansion slots, 17" color monitor, DVD-ROM drive, keyboard, zip drive, and onsite installation and training. Provided by MedImage, Inc.	
001600	1	3554081	DICOMLINK FOR ECAT	12,000.00
			Allows print, receive, and send DICOM via ethernet for NM, CT, MR, PET, and Secondary Capture Storage. Operator on DELTAmanager receives data from host. DELTAviewer Laptop Workstation or DELTAviewer Desktop Workstation required. Provided by MedImage, Inc.	

FINANCING:

The equipment listed above may be financed through Siemens. Ask us about our full range of financial products that can be tailored to meet your business and cash flow requirements. For further information, please contact your local Sales Representative or the Financial Services Department at 1-800-822-1206.

Year 2000 SMS Product Warranty:

SMS warrants that the SMS Products designated, at the time of quotation or delivery hereunder, as Year 2000 Ready will correctly store, export, process, calculate, display, print out, compare and sequence date data from, into and between the twentieth and the twenty-first centuries.

This includes the years 1999 and 2000, including leap year calculations, when used in accordance with the associated SMS Product documentation and provided that all hardware, firmware and software used in combination with such SMS Products properly exchange accurate

Siemens Medical Systems, Inc.

PREMIER PET IMAGING INTERNATIONAL
SUITE 6
4800 NW 2ND AVENUE
BOCA RATON FL 33431

QUOTE REFERENCE

Number : 10053377 Date : 08/03/2000

ITEM	QTY	CATALOG NO.	PRODUCT DESCRIPTION	PRICE

and unambiguous date data with the SMS products.

SMS further warrants, with respect to SMS Products quoted or delivered hereunder which are not designated as Year 2000 Ready, that such SMS Products will be made Year 2000 Ready prior to the time when dates in the new century could affect their operation, at the cost and expense of SMS.

This Year 2000 SMS Product Warranty supplements SMS Standard Terms and Conditions (including the warranties remedies, limitations and exclusions provisions) which are incorporated by reference herein and made a part of this Warranty.

This Year 2000 SMS Product Warranty is not applicable to third party products.

Siemens Medical Systems, Inc.

PREMIER PET IMAGING INTERNATIONAL
SUITE 6
1800 NW 2ND AVENUE
BOCA RATON FL 33431

QUOTE REFERENCE	
Number : 10053377	Date : 08/03/2000

Reference #: 2000-243-GM

THE GOLLMAN GROUP, INC.
MEDICAL INSTRUMENTATION

Quotation

Quotation # PHE-32801

Mr. John Donaldson
Premier Health
2300 Glades Avenue
Suite 100
Boca Raton, FL 33431

Date: 03/28/01
Voice: 561-998-0545
Fax: 561-447-4495

Quote#	Ship Date	Terms	F.O.B.	Shipping
PHE-32801	45-60 Days ARO	Net 30 Days	Factory	Best Way - Pre-pay and Add

Item	Qty	Model#	Product Description	Unit Price	Total Price
			Equipment & Shielding Required For a NEW P.E.T. Imaging Facility Receiving FDG ONLY In Disposable Syringes. This Proposal Assumes That There Is No Pre-Existing Nuclear Medicine Department With Which To Share Supplies or Equipment.		
			Radiation Detection & Measurement Equipment		
1	1	051-013	Biodex/Ludlum 14C Survey Meter and 44-9 Pancake Probe	$760.00	$760.00
2	1	078-502	Personal Digital Dosimeters	$595.00	$595.00
			Biodex Atomlab Dose Calibrator (1)		
3	1	086-300	Atomlab 300 P.E.T. Dose Calibrator List:$6,600	$6,200.00	$6,200.00
4	1	086-301	Interlocking Lead Shielding Ring List $1500	$1,395.00	$1,395.00
			LTI WipeTest Counter		
5	1	LTIW-100	Wiper - Wipe Test Counter List $3,795.00	$3,495.00	$3,495.00
6	1	083-139	Cesium Calibration Source (per request)	$275.00	$275.00
			Please Note: *Be Sure To Check Licensing Regulations To Determine If A Wipe Test Counter Is Required In Your State - It May Still Be Optional.*		
			P.E.T. Grade Tungsten Syringe Shields 2		
7	2	007-973	Pro-Tec (3cc) P.E.T. Syringe Shield (3cc) List:$250	$230.00	$460.00
8	2	007-975	Pro-Tec (6cc) P.E.T. Syringe Shield List:$275.00	$255.00	$510.00
9	1	007-980	Pro-Tec P.E.T. Syringe Shield (10cc) List: 325.00	$290.00	$290.00

5947 forest glen drive • dallas, texas 75230 • (800)228-8099 • (214)750-9099 • FAX (214)750-7910

THE GOLLMAN GROUP, INC.
MEDICAL INSTRUMENTATION

Quotation

Quotation #
FHS-39801

ITEM	QTY	model#	product description	UNIT PRICE	TOTAL PRICE
			P.E.T. Grade Table-Top L-Block Shield [3]	$5,500.00	$5,500.00
10	1		Model 042-413 P.E.T. L-Block Shield 20"W x 17 7/8"L x 28 3/4" H Designed with 2 3/8" Lead Shielding at the front and the bottom. Includes a 5.2 Density Leaded Glass Window with Dimensions 8" x 8" x 6" Thick. When fitted with a 3 Sided Interlocking Lead Brick Enclosure, the actual working space inside the shield walls is 13 5/8"D x 15 1/4" W Wgt. [illegible] List: $6,885		
			Interlocking Lead Brick Side & Back Panels For L-Block [4]	$2,380.00	$2,380.00
11	1	042-417	Set of Interlocking Lead Brick Side Shields for the 042-413 L-Block Shield *Wgt. 611 lbs* List: $2,520		
12	1	042-402	Steel Table For L-Block Shield & Enclosure	$1,595.00	$1,595.00
			Rolling Radiation Shield [5] - (Optional Please Consult Your Physicist)	$3,960.00	$3,660.00
13	1	GG-403618	Rolling Radiation Shield - Dimensions are as follow: The lead shield is 1" Thick x 40" Wide x 36" High List: $3,960 Shields can be *specially designed to meet your specific needs.*		
			Decontamination Products		
14	1	005-100	Radiacwash (1 gallon bottle)	$18.75	$18.75
15	1	005-400	Radiacwash Spray Mist (1 liter)	$8.00	$8.00
			Patient Handling Equipment		
16	1	35718	Mobile IV Stand	$145.00	$145.00
17	1	11220	Footstool	$85.00	$85.00
18	1	214-220	Injection Chair	$420.00	$420.00
			Glucometer		
19	1	23-021402	Bayer Glucometer Elite XL Blood Glucose Monitoring	$80.00	$80.00
20	1	23-025711	Test Strips (50/box)	$65.00	$65.00
			Calibration Sources		
21	1	RV137-250	Cs137 Calibration Source (250uCi)	$335.00	$335.00
22	1	RV57-5	Co57 Calibration Source (5 mCi)	$875.00	$875.00
23	1	01-5203	1.0 uCi Cs-137 Check Source for Survey Meter	$90.00	$90.00
		4062-166	& Lead Lined Check Source Holder		

6047 forest glen drive • dallas, texas 75230 • (800)228-9099 • (214)750-9099 • FAX (214)750-7910

THE GOLLMAN GROUP, INC.
MEDICAL INSTRUMENTATION

Quotation

Quotation #
PHS-458cn

ITEM	QTY	MODEL#	PRODUCT DESCRIPTION	UNIT PRICE	TOTAL PRICE
			Miscellaneous Items		
24	2	033-300	Absorbent Paper Roll (900'L x 20" W)	$60.00	$120.00
25	1	068-633	Straight Forceps	$32.00	$32.00
26	1	008-300	Recapper	$15.00	$15.00
27	1	14-827-109	Fisher Sharps Containers (18) 1qt	$30.00	$30.00
28	1	041-422	Stainless Steel Laboratory Cart	$295.00	$295.00

Total $29,718.75

Explanations For Foot Noted Numbers Above

Item [1] Dose Calibrators are not adequately shielded for energies in the 511Kev Range. To avoid excessive radiation exposure to the technologist, the system's ionization chamber must be equipped with a heavy lead shield to provide the added protection required.

Item [2] The 511 Kev Gamma energy from P.E.T. isotopes is much greater than any of the routinely used radiopharmaceuticals in most nuclear medicine laboratories. These syringe shields provide an added measure of protection for the user without becoming too large or too heavy

Item [3] The Biodex 511Kev L-Block Shield provides the best combination of price and functionality available in the PET marketplace today. It was designed using 60mm lead, the same thickness that is used in hot cells.

Item [4] The set of interlocking Lead Bricks for the rear and sides of the L-Block shield create a small temporary storage area to for empty syringes, alchol swabs and any other items which have be temporarily contaminated with F-18 FDG and preventing radiation from streaming out the back or sides of the L-Block.

Item [5] The Rolling Radiation Shield should be considered if the technologist performing the scan is expected to remain in close proximity to the patient during the entire procedure. This has become an issue is in departments which have acquired a new coincidence gamma camera or PET Scanner which has been installed in a small space thereby making it difficult for the technologist to move far enough away from the patient to efficiently reduce his or her radiation exposure through distance.

THIS QUOTATION IS VALID FOR
60 DAYS FROM THIS DATE

HARVEY M. GOLLMAN
THE GOLLMAN GROUP, INC.

[illegible] forest glen drive • dallas, texas 75230 • (800)228-9099 • (214)750-9099 • FAX (214)750-7910

APPLICATION AND CERTIFICATE FOR PAYMENT AIA DOCUMENT G702

TO OWNER: Premier Health
500 S. Main
Wichita, KS 67202

PROJECT: Premier Health Addition
500 S. Main
Wichita, KS 67202

FROM CONTRACTOR: Farha Construction, Inc.
3707 W. 30th St. South
Wichita, KS 67217

VIA ARCHITECT: Dan Winter Architects
1024 E. 1st
Wichita, KS 67214

CONTRACT FOR

CONTRACTOR'S APPLICATION FOR PAYMENT

Application is made for payment, as shown below, in connection with the Contract. Continuation Sheet, AIA Document G703, is attached.

1. ORIGINAL CONTRACT SUM .... $ 616,062.00
2. Net change by Change Orders .... $ 0.00
3. CONTRACT SUM TO DATE (Line 1 ± 2) .... $ 616,062.00
4. TOTAL COMPLETED & STORED TO DATE .... $ 93,494.20
   (Column G on G703)
5. RETAINAGE:
   a. 5.00 % of Completed Work (Columns D + E on G703) $ 4,674.71
   b. ____ % of Stored Material (Column F on G703) $ 0.00
   Total Retainage (Line 5a + 5b or Total in Column I of G703) .... $ 4,674.71
6. TOTAL EARNED LESS RETAINAGE .... $ 88,819.49
   (Line 4 less Line 5 Total)
7. LESS PREVIOUS CERTIFICATES FOR PAYMENT
   (Line 6 from prior Certificate) .... $ 0.00
8. CURRENT PAYMENT DUE .... $ 88,819.49
9. BALANCE TO FINISH, INCLUDING RETAINAGE
   (Line 3 less Line 6) $527,242.51

CHANGE ORDER SUMMARY	ADDITIONS	DEDUCTIONS
Total changes approved in previous months by Owner		
Total approved this Month		
TOTALS		
NET CHANGES by Change Order		

The undersigned Contractor certif
mation and belief the Work covere
in accordance with the Contract
Contractor for Work for which p
ments received from the Owner,

CONTRACTOR:

By: ____________

State of:
County of:
Subscribed and sworn to before
me this day of

Notary Public:
My Commission expires:

ARCHITECT'S CERT.

In accordance with the Contract D
comprising this application, the A
Architect's knowledge, information
quality of the Work is in accordanc
is entitled to payment of the AMC

AMOUNT CERTIFIED ....

(Attach explanation if amount cer all figures on this Application ar conform to the amount certified.)

ARCHITECT:

By ____________

This Certificate is not negotiable. T
tractor named herein. Issuance, p
prejudice to any rights of the Ow

CONTINUATION SHEET

AIA DOCUMENT G703 (Instructions on reverse side)

AIA Document G702, APPLICATION AND CERTIFICATE FOR PAYMENT, containing Contractor's signed Certification, is attached.
In tabulations below, amounts are stated to the nearest dollar.
Use Column I on Contracts where variable retainage for line items may apply.

APPLICATION NO.: 0006000001
APPLICATION DATE: 4/30/01
PERIOD TO: 4/30/01
ARCHITECT'S PROJECT NO.: 10-00060

A	B	C	D	E	F	G		H	I
ITEM NO	DESCRIPTION OF WORK	SCHEDULED VALUE	WORK COMPLETED: FROM PREVIOUS APPLICATION (D + E)	WORK COMPLETED: THIS PERIOD	MATERIALS PRESENTLY STORED (NOT IN D OR E)	TOTAL COMPLETED AND STORED TO DATE (D+E+F)	% (G ÷ C)	BALANCE TO FINISH (C - G)	RETAINAGE (IF VARIABLE RATE)
1	General Requirements	42,607.00		8,521.40		8,521.40	20.00	34,085.60	426.07
2	Equipment	6,518.00		1,303.60		1,303.60	20.00	5,214.40	65.18
3	Sitework & Demolition	20,550.00		20,550.00		20,550.00	100.00		1,027.50
4	Building Demolition	2,113.00						2,113.00	
5	Site Concrete	15,246.00						15,246.00	
6	Asphalt Paving/Patch	2,882.00						2,882.00	
7	Chiller Fencing	1,350.00						1,350.00	
8	Building Concrete	48,389.00		14,516.70		14,516.70	30.00	33,872.30	725.84
9	Structural Steel	55,998.00		16,799.40		16,799.40	30.00	39,198.60	839.97
10	Carpentry	7,536.00						7,536.00	
11	Roofing	18,848.00						18,848.00	
12	Sheetmetal Flashings	6,748.00						6,748.00	
13	Windows & Storefront	8,061.00						8,061.00	
14	Exterior Walls & EIFS	53,540.00						53,540.00	
15	Site Plumbing & Utilitie	23,489.00		11,744.50		11,744.50	50.00	11,744.50	587.23
16	H V A C	45,000.00		4,500.00		4,500.00	10.00	40,500.00	225.00
17	Prechiller (to be moved)	6,168.00		6,168.00		6,168.00	100.00		308.40
18	Site Electrical	31,302.00		9,390.60		9,390.60	30.00	21,911.40	469.52
	Shell Subtotal	396,345.00							
19	General Requirements	30,895.00						30,895.00	
20	Cabinets & Casework	17,849.00						17,849.00	
21	Doors and Frames	8,261.00						8,261.00	
22	Hardware	4,986.00						4,986.00	

CONTINUATION SHEET

AIA DOCUMENT G703 (Instructions on reverse side)

AIA Document G702, APPLICATION AND CERTIFICATE FOR PAYMENT, containing Contractor's signed Certification, is attached.
In tabulations below, amounts are stated to the nearest dollar.
Use Column I on Contracts where variable retainage for line items may apply.

APPLICATION NO.: 0006000001
APPLICATION DATE: 4/30/01
PERIOD TO: 4/30/01
ARCHITECT'S PROJECT NO.: 10-00060

A	B	C	D	E	F	G		H	I
ITEM NO.	DESCRIPTION OF WORK	SCHEDULED VALUE	WORK COMPLETED FROM PREVIOUS APPLICATION (D + E)	WORK COMPLETED THIS PERIOD	MATERIALS PRESENTLY STORED (NOT IN D OR E)	TOTAL COMPLETED AND STORED TO DATE (D+E+F)	% (G ÷ C)	BALANCE TO FINISH (C - G)	RETAINAGE (IF VARIABLE RATE)
23	Interior Walls/Ceiling	39,978.00						39,978.00	
24	Floor Covering/Ceramic	16,302.00						16,302.00	
25	Painting Allow	11,471.00						11,471.00	
26	Vinyl Wall Coving/Allow	4,499.00						4,499.00	
27	Toilet Acces -- Shelving	3,887.00						3,887.00	
28	Window Blinds	562.00						562.00	
29	Interior Plumbing	16,170.00						16,170.00	
30	H V A C	23,711.00						23,711.00	
31	Interior Electrical	41,146.00						41,146.00	
	Interior Finish Subtotal	219,717.00							
	Grand Total	516,062.00							
		616,062.00		93,494.20		93,494.20	15.00	522,567.80	4,674.71